                                                                   Exhibit 10.23


                 LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT


                                       of


                                 DWA ESCROW LLLP


                          dated as of October [ ], 2004

                                TABLE OF CONTENTS

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
                                      ARTICLE I

                                Definitions and Usage

  SECTION 1.01.    Definitions................................................................1
  SECTION 1.02.    Terms and Usage Generally..................................................8

                                     ARTICLE II

                                   The Partnership

  SECTION 2.01.    Effectiveness of this Agreement............................................9
  SECTION 2.02.    Formation..................................................................9
  SECTION 2.03.    Name.......................................................................9
  SECTION 2.04.    Term.......................................................................9
  SECTION 2.05.    Registered Agent and Registered Office.....................................9
  SECTION 2.06.    Limited Purpose............................................................9
  SECTION 2.07.    Treatment as Partnership..................................................10

                                     ARTICLE III

                           Capital Contributions; Partners

  SECTION 3.01.    Initial Capital Contributions.............................................10
  SECTION 3.02.    Admission of Partners.....................................................10

                                     ARTICLE IV

                                       Reports

  SECTION 4.01.    Reports to Partners.......................................................11
  SECTION 4.02.    Tax Returns...............................................................12
  SECTION 4.03.    Other Tax Information.....................................................12
  SECTION 4.04.    Fiscal Year...............................................................12

                                      ARTICLE V

                    Adjusted DreamWorks Participation Percentages

  SECTION 5.01.    General...................................................................12

                                     ARTICLE VI

                                     Tax Matters

  SECTION 6.01.    Identification, Sale and Distribution of Shares of Common Stock...........12
  SECTION 6.02.    Allocation of Tax Items; Tax Treatment of Certain Distributions...........13
  SECTION 6.03.    Amounts Withheld..........................................................14
  SECTION 6.04.    Tax Matters Partner.......................................................14

                                     ARTICLE VII

                             Calculations; Distributions

  SECTION 7.01.    Calculations..............................................................14
  SECTION 7.02.    Transactions In the Event of a Follow-on Offering.........................18
  SECTION 7.03.    Transactions in the Event of a Universal Triggered Offering...............19
  SECTION 7.04.    Mandatory Share Distributions.............................................19
  SECTION 7.05.    Vulcan GP Date............................................................20
  SECTION 7.06.    General Provisions........................................................21
  SECTION 7.07.    No Set-Off................................................................23
  SECTION 7.08.    Sample Calculations.......................................................23

                                    ARTICLE VIII

                            Management of the Partnership

  SECTION 8.01.    General Partners..........................................................24
  SECTION 8.02.    Voting of Contributed Stock...............................................24
  SECTION 8.03.    Substitute General Partner................................................24
  SECTION 8.04.    Restrictions on Activities................................................25

                                     ARTICLE IX

                               Transfers of Interests

  SECTION 9.01.    Restrictions on Transfers.................................................26
  SECTION 9.02.    Admission of Transferees..................................................26
  SECTION 9.03.    Further Restrictions......................................................26

                                      ARTICLE X

                        Limitation on Liability, Exculpation

  SECTION 10.01.   Limitation on Liability...................................................27
  SECTION 10.02.   Exculpation of Covered Persons............................................27

  SECTION 10.03.   Indemnification...........................................................27

                                     ARTICLE XI

                             Dissolution and Termination

  SECTION 11.01.   Dissolution...............................................................28
  SECTION 11.02.   Winding Up of the Partnership.............................................29
  SECTION 11.03.   Claims of Partners........................................................30
  SECTION 11.04.   Termination...............................................................30

                                     ARTICLE XII

                                    Miscellaneous

  SECTION 12.01.   Notices...................................................................31
  SECTION 12.02.   No Third Party Beneficiaries..............................................31
  SECTION 12.03.   Waiver....................................................................31
  SECTION 12.04.   Assignment; Amendments....................................................31
  SECTION 12.05.   Integration...............................................................32
  SECTION 12.06.   Headings..................................................................32
  SECTION 12.07.   Counterparts..............................................................32
  SECTION 12.08.   Severability..............................................................32
  SECTION 12.09.   Applicable Law............................................................32
  SECTION 12.10.   Jurisdiction; Waivers.....................................................32
  SECTION 12.11.   Enforcement...............................................................32

Schedules

Schedule A - Contributed Stock
Schedule B - Initial DreamWorks Capital
Schedule C - Partners
Schedule D - Initial Capital Contributions
Schedule E - Sample Calculations

                              LIMITED LIABILITY LIMITED PARTNERSHIP AGREEMENT of
                        DWA ESCROW LLLP (the "Partnership") dated as of October [ ], 2004, by and among M&J K B LIMITED PARTNERSHIP, a Delaware limited partnership ("M&J K B"), as general partner, DG-DW, L.P. a Delaware limited partnership ("DG-DW"), as general partner, M&J K DREAM LIMITED PARTNERSHIP, a Delaware limited partnership ("M&J K"), DW LIPS, L.P., a California limited partnership ("DW Lips"), DW INVESTMENT II, INC., a Washington corporation ("DWI II"), and the other Partners (as defined below) party hereto, as limited partners.


                              Preliminary Statement

            WHEREAS, the parties hereto are parties to the Formation Agreement (the "Formation Agreement"), dated as of October 27, 2004;

            WHEREAS, the parties hereto will contribute their shares of common stock in DreamWorks Animation SKG, Inc., a Delaware corporation (the "Company"), other than shares that will be sold in a secondary component of the IPO (as defined herein) or retained in lieu of such sale and additional shares that will be retained for later sale (or retained in lieu of such later sale), to the Partnership in exchange for Interests (as defined below) pursuant to the Formation Agreement;

            WHEREAS, in accordance with the Formation Agreement and the Registration Rights Agreement, dated as of October 27, 2004 (the "Registration Rights Agreement"), among the Company, the Partnership, the parties hereto and the other parties thereto, a portion of the Contributed Stock (as defined herein) will be sold in a secondary offering;

            WHEREAS, the parties hereto are party to the Seventh Amended and Restated Limited Liability Company Agreement of DreamWorks L.L.C., dated as of October 27, 2004; and

            WHEREAS, M&J K B and DG-DW, as general partners of the Partnership, have duly executed and filed with the Secretary of State of the State of Delaware (i) a statement of qualification as a limited liability limited partnership and (ii) a certificate of limited partnership.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                              Definitions and Usage

            SECTION 1.01. Definitions. The terms shall have the following meanings for purposes of this Agreement:

            "Adjusted DreamWorks Participation Percentage" means, with respect to any Partner, the percentage set forth opposite such Partner's name in Section 5.01.

            "Affiliate" of any specified Person means any other Person directly or indirectly Controlling, Controlled By or under direct or indirect common Control with such specified Person.

            "Agreement" means this Limited Liability Limited Partnership Agreement, as it may be amended, supplemented, restated or modified from time to time.

            "Applicable Law" is defined in Section 7.10.

            "Bankruptcy" of a Person means (i) the filing by such Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code (or corresponding provisions of future laws) or any other bankruptcy or insolvency law, whether foreign or domestic, or such Person's filing an answer consenting to or acquiescing in any such petition, (ii) the making by such Person of any assignment for the benefit of its creditors or the admission by such Person in writing of its inability to pay its debts as they mature or (iii) the expiration of 60 days after the filing of an involuntary petition under Title 11 of the United States Code (or corresponding provisions of future laws), an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangements, composition, dissolution or readjustment of its debts or similar relief under any bankruptcy or insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period. This definition of "Bankruptcy" is intended to replace the bankruptcy related events set forth in Sections 17-402(a)(4) and (a)(5) of the Delaware Act.

            "Business Day" means any day other than a Saturday, a Sunday or a U.S. Federal holiday.

            "Change in Control Transaction" is defined in Section 7.04(a).

            "Charter" means the Restated Certificate of Incorporation of the Company, as amended or restated from time to time.

            "Class A Stock" means the Company's Class A Common Stock, par value $0.01 per share.

            "Class B Stock" means the Company's Class B Common Stock, par value $0.01 per share.

            "Class B Stockholder Agreement" means the Stockholder Agreement, dated as of October 27, 2004, among the Partnership, M&J K B, M&J K, The JK Annuity Trust, The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, Jeffrey Katzenberg and David Geffen, as it may be amended, supplemented, restated or modified from time to time.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Commencement Date" is defined in Section 7.05.

            "Common Stock" means Class A Stock and Class B Stock.

            "Company" is defined in the Preliminary Statement to this Agreement.

            "Continuing Partner" means each of (i) DWI II and (ii) Lee Entertainment, L.L.C.

            "Continuing Partner Minimum Ownership Shares" means, with respect to any Continuing Partner, the shares of Common Stock (including Pledged Common Stock), if any, allocated to such Continuing Partner in the schedule prepared pursuant to Section 7.01(a)(z), 7.01(b)(z) or 7.01(c)(z), as applicable, but not associated with such Continuing Partner as set forth in Article VI.

            "Contributed Stock" means, with respect to each Partner, the number of shares of Class B Stock (including Pledged Common Stock) set forth opposite such Partner's name on Schedule A.

            "Control" (including the term "Controlled By") is defined in the Charter as in effect at consummation of the IPO.

            "Covered Person" means (i) each Partner, (ii) each Affiliate of a Partner and (iii) each officer, director, shareholder, partner, employee, member, manager, representative, agent or trustee of a Partner or of an Affiliate of a Partner; provided that the Company, DreamWorks L.L.C. and their respective subsidiaries shall not be Covered Persons.

            "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C.Sections 17-101 et seq., as amended from time to time or any successor statute.


            "DG-DW" is defined in the preamble to this Agreement.

            "Dissolution Additional Shares" is defined in Section 11.02(b).

            "DRUPA" is defined in Section 2.02.

            "DW Lips" is defined in the preamble to this Agreement.

            "DWI II" is defined in the preamble to this Agreement.

            "Effective Time" is defined in Section 2.04.

            "Equity Security" is defined in Rule 405 under the Securities Act, and in any event includes any security having the attendant right to vote for directors or similar representatives and any general or limited partner interest in a General Partner or in a Parent.

            "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

            "Fair Market Value" of a share of Common Stock as of any date of determination means the Volume Weighted Average Price of the Class A Stock over a 20 consecutive trading day period ended one trading day prior to the date of determination.

            "Fifty Percent Return" means, (A) with respect to each Partner other than Universal, at any time, the amount necessary to reduce such Partner's Unreturned DreamWorks Capital at such time to 50% of such Partner's Initial DreamWorks Capital and (B) with respect to Universal, at any time, the amount necessary to reduce Universal's Unreturned DreamWorks Capital at such time to zero.

            "Final Allocation" means the allocation by the Partnership of shares of Common Stock in accordance with Article VII (which, for the avoidance of doubt, shall be (a) in the case of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering, pursuant to Section 7.01(a) on the date of pricing of such offering, (b) in the case of a Vulcan Triggered Follow-on Offering, pursuant to Section 7.01(b) or Section 7.01(c), as applicable, on the date of the conclusion of the Pricing Period relating to such offering, except to the extent the last sentence of Section 7.02(b) shall be applicable to such offering in which case such allocation shall occur on the date of pricing of such offering, (c) in the event that a Follow-on Offering has not been consummated prior to January 1, 2008 (July 1, 2008 in the event that a Universal Triggered Offering has been consummated), pursuant to Section 7.04 on the date of determination of the Mandatory Distribution Price or (d) in the event of a Change in Control Transaction, pursuant to Section 7.04 on the date of determination of the Mandatory Distribution Price).

            "Fiscal Year" is defined in Section 4.04.

            "Follow-on Offering" is defined in the Formation Agreement.

            "Formation Agreement" is defined in the Preliminary Statement to this Agreement.

            "General Partner" means (a) subject to Section 8.03, prior to the Vulcan GP Date, M&J K B and DG-DW and (b) on and after the Vulcan GP Date, DWI II, in each case, for so long as such Person continues to be a general partner of the Partnership.

            "Gross Offering Price" means, with respect to a Follow-on Offering, the gross public offering price per share (calculated before deduction of any underwriting discounts or commissions) in such offering.

            "Initial DreamWorks Capital" means, with respect to each Partner, the amount set forth opposite such Partner's name on Schedule B.

            "Initial Follow-on Offering" is defined in the Formation Agreement.


            "Interest" means the partnership interest of a Partner in the Partnership.

            "IPO" means the initial public offering by the Company of Class A Stock.

            "JK/DG Triggered Follow-on Offering" is defined in the Formation Agreement.

            "Limited Partner" means DW Lips, DWI II, Lee Entertainment, L.L.C., Universal and, on and after the Vulcan GP Date, M&J K B and DG-DW, in each case for so long as such Person continues to be a limited partner of the Partnership.

            "Mandatory Distribution Price" means the Volume Weighted Average Price of the Class A Stock over the 20 consecutive trading days on The New York Stock Exchange beginning on the trading date specified in the applicable sentence of Section 7.04(a).

            "M&J K" is defined in the preamble to this Agreement.

            "M&J K B" is defined in the preamble to this Agreement.

            "Net Offering Price" means, with respect to a Follow-on Offering or the Universal Triggered Offering, the net public offering price per share (calculated after deduction of any underwriting discounts or commissions) in such offering.

            "Non-Participating Partner" means (i) if a Follow-on Offering is consummated prior to the first anniversary of the pricing date of the IPO, (a) each of DW Lips, M&J K B, M&J K, DG-DW and (b) in the case of a Vulcan Triggered Follow-on Offering, any Partner other than DWI II, except in the case of clause
(b), and subject to clause (a), to the extent such Partner delivers written notice to the General Partners electing to participate in such Vulcan Triggered Follow-on Offering within 10 Business Days after the date the Partnership delivers to each such Partner written notice of the Partnership's exercise of the demand request relating to such Follow-on Offering, (ii) if a Follow-on Offering is consummated after the first anniversary of the pricing date of the IPO, (x) each of M&J K B, and DG-DW, except to the extent they deliver written notice to the other Partners electing to participate in such Follow-on Offering and (y) in the case of a Vulcan Triggered Follow-on Offering, any Partner other than DWI II, except to the extent such Partner delivers written notice to the General Partners electing to participate in such Vulcan Triggered Follow-on Offering, in the case of each of clauses (x) and (y) within 10 Business Days after the date the Partnership delivers to each such Partner written notice of the Partnership's exercise of the demand request relating to such Follow-on Offering and (iii) in the case of a Universal Triggered Offering, all Partners other than Universal.

            "Parent" means any Person that directly or indirectly owns any equity or voting interest in a Partner.

            "Participating Partner" means any Partner other than a Non-Participating Partner.

            "Partner" means a General Partner or a Limited Partner.

            "Partnership" is defined in the preamble to this Agreement.

            "Person" is defined in the Charter (as modified in Section 2(f) of Article IV thereof) as in effect at consummation of the IPO.

            "Pledge Agreement" means the Pledge Agreement, dated as of October 27, 2004, among the Partnership, JPMorgan Chase Bank, as collateral agent, and the other lenders party thereto, as it may be amended, supplemented, restated or modified from time to time.

            "Pledged Common Stock" means, at any time, the shares of Common Stock then pledged as collateral for the Revolving Credit Facility. The number of shares of Pledged Common Stock (if any) contributed to the Partnership by each Partner pursuant to Section 3.01(a) is set forth opposite such Partner's name on Schedule A.

            "Pricing Period" is defined in the Formation Agreement.

            "Pricing Period Price" is defined in the Formation Agreement.

            "Principal" means (i) Jeffrey Katzenberg (with respect to M&J K B and any successor General Partner admitted pursuant to this Agreement that is Controlled By Jeffrey Katzenberg) and (ii) David Geffen (with respect to DG-DW and any successor General Partner admitted pursuant to this Agreement that is Controlled By David Geffen).

            "Proceeding" is defined in Section 12.10.

            "Registration Rights Agreement" is defined in the Preliminary Statement to this Agreement.

            "Retained Shares" of any Partner means the number of shares of Common Stock retained by such Partner pursuant to Section 2.04(b)(x) of the Formation Agreement, less the number of shares sold by (or credited to) such Partner in the IPO or in any IPO "overallotment option" exercise. In the case of any Partner that does not sell shares of Common Stock in the IPO or in any IPO "overallotment option" exercise, as applicable, the number of shares of Common Stock credited in the IPO or such IPO "overallotment option" exercise, as applicable, shall be the number of shares of Common Stock (valued at the Net Offering Price in the IPO) that would result in such Partner having a Returned Capital Ratio equal to the Returned Capital Ratio of each of the Partners (other than Universal) that actually sold shares of Common Stock in the IPO or such IPO "overalloment option" exercise, as applicable, after giving effect to such sales. The number of Retained Shares of each Partner (if any) as of the pricing date of the IPO is set forth opposite such Partner's name on Schedule A.

            "Returned Capital Ratio" of any Partner at any time means the ratio (not to exceed 100%) of the Returned DreamWorks Capital of such Partner at such time to the Initial DreamWorks Capital of such Partner.

            "Returned DreamWorks Capital" of any Partner at any time means the Initial DreamWorks Capital of such Partner minus the Unreturned DreamWorks Capital of such Partner at such time.

            "Revolving Credit Facility" means the revolving credit facility, dated as of October 27, 2004, among DreamWorks L.L.C. and the lenders party thereto (or any refinancing thereof that does not extend the term thereof).

            "Satisfaction Event" means, with respect to each Partner, the event as a result of which the Fifty Percent Return of such Partner would be equal to zero (or such greater amount as results from the restriction set forth in the last sentence of Section 7.02(b)).

            "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder.

            "7.01(a) Additional Shares" is defined in Section 7.01(a).

            "7.01(b) Additional Shares" is defined in Section 7.01(b).

            "7.01(c) Additional Shares" is defined in Section 7.01(c).

            "SKG Minimum Ownership Shares" means with respect to each of DW Lips, M&J K B, M&J K and DG-DW, the shares of Common Stock (including Pledged Common Stock), if any, allocated to such Partner in the schedule prepared pursuant to Section 7.01(a)(z), 7.01(b)(z) and 7.01(c)(z), as applicable, but not associated with such Partner as set forth in Section 6.01.

            "Subsequent Follow-on Offering" is defined in the Formation
Agreement.

            "Tax Matters Partner" is defined in Section 6.04(a).

            "Transaction Documents" means, collectively, this Agreement, the Formation Agreement, the Pledge Agreement, the Class B Stockholder Agreement and the Vulcan Stockholder Agreement.

            "Transfer" is defined in the Class B Stockholder Agreement as in effect at consummation of the IPO.

            "Trigger Event" means, in respect of a General Partner, (i) the death, incapacity, retirement, Bankruptcy, commencement of liquidation proceedings, resignation, insolvency or dissolution of a General Partner or the Principal that Controls such General Partner or (ii) the failure by the applicable Principal to Control such General Partner.

            "Ultimate Parent" of any Partner means the Parent that Controls, directly or indirectly, both such Partner and each other Parent of such Partner.

            "Universal" means Vivendi Universal Entertainment LLLP.

            "Universal Triggered Offering" is defined in the Formation
Agreement.

            "Unreturned DreamWorks Capital" means, with respect to any Partner as of any time, such Partner's Initial DreamWorks Capital less: (a) the value of any shares of Common Stock sold (or credited, as determined in accordance with the definition of "Retained Shares") by such Partner in the IPO or in any IPO "overallotment option" exercise prior to such time (in each case, valued at the Net Offering Price in the IPO) and (b) the value of such Partner's Retained Shares plus the value of any other shares sold by the Partnership on behalf of such Partner, if any, pursuant to Section 7.02(b), in each case, as such value is determined in accordance with the applicable provision of Section 7.01,
Section 7.04 or Section 11.02, as applicable (except that any such valuation done in accordance with Section 7.01(a) shall be undone prior to performing any calculation under Section 7.01(b) or Section 7.01(c) and shall be recalculated in accordance with such other applicable provision).

            "Volume Weighted Average Price" over any period means, with respect to the Class A Stock, the volume weighted average price per share for the entire applicable period on the principal national securities market or exchange on which the Class A Stock is listed or quoted.

            "Vulcan Discount" means the ratio of (x) the Net Offering Price in the Vulcan Triggered Follow-on Offering to (y) the Gross Offering Price in the Vulcan Triggered Follow-on Offering.

            "Vulcan GP Date" is defined in Section 7.05.

            "Vulcan Stockholder Agreement" means the Stockholder Agreement, dated as of October 27, 2004, among the Company, the Partnership, M&J K B, M&J K, The JK Annuity Trust , The MK Annuity Trust, Katzenberg 1994 Irrevocable Trust, DG-DW, DWI II, Jeffrey Katzenberg, David Geffen and Paul Allen, as it may be amended, supplemented, restated or modified from time to time.

            "Vulcan Triggered Follow-on Offering" is defined in the Formation Agreement.

            SECTION 1.02. Terms and Usage Generally. (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                   ARTICLE II

                                 The Partnership

            SECTION 2.01. Effectiveness of this Agreement. This Agreement constitutes the partnership agreement (as defined in the Delaware Act) of the parties hereto. This Agreement shall become effective at the Effective Time.

            SECTION 2.02. Formation. The parties hereto agree to form the Partnership as a limited partnership and unanimously agree that the Partnership shall be qualified as a limited liability limited partnership under and pursuant to Section 17-214 of the Delaware Act and Section 15-1001 of the Delaware Revised Uniform Partnership Act (6 Del. C. Sections 15-101 et seq.)
("DRUPA") by filing with the Secretary of State of the State of Delaware a certificate of limited partnership of the Partnership and a statement of qualification as a limited liability limited partnership. The General Partners shall execute, file and record the certificate of limited partnership of the Partnership, such statement of qualification and such other documents as may be required or appropriate under the laws of the State of Delaware and of any other jurisdiction in which the Partnership may conduct business. The General Partners shall, on request, provide any Partner with copies of each such document as filed and recorded.

            SECTION 2.03. Name. The name of the Partnership is DWA Escrow LLLP. The General Partners may change the name of the Partnership or adopt such trade or fictitious names as they may determine, in each case consistent with the requirements of the Delaware Act, including Sections 17-102 and 17-214 thereof, and all other applicable law (e.g., fictitious name statutes). The General Partners will give all Partners prompt written notice of any such name change (or adoption of any such trade or fictitious name).

            SECTION 2.04. Term. The term of the Partnership shall begin on the date the certificate of limited partnership of the Partnership becomes effective (the "Effective Time") and shall continue until the Partnership is dissolved in accordance with Section 11.01.

            SECTION 2.05. Registered Agent and Registered Office. The name of the registered agent for service of process is Capitol Services, Inc., and the address of the registered agent and the address of the registered office in the State of Delaware is 615 South Dupont Highway, Dover, Kent County, Delaware. Such office and such agent may be changed from time to time by the General Partners consistent with the requirements of the Delaware Act, including Sections 17-104 and 17-202 thereof.

            SECTION 2.06. Limited Purpose. The Partnership is formed for the sole object and purpose of, and the nature of the business to be conducted and promoted by the Partnership is limited to, holding and voting shares of Common Stock in accordance with the Transaction Documents, effecting the transactions and fulfilling the obligations contemplated in the Transaction Documents to be effected and fulfilled by the Partnership and making the distributions contemplated in this Agreement. Without the prior written consent of each Partner, the Partnership will not engage in any business or activities (including those activities described in Section 8.04) other than those described above. Notwithstanding anything in this Agreement to the contrary, without the need for any additional act or consent of any Person, the Partnership, and either General Partner acting on behalf of the Partnership, may execute, deliver and perform the Transaction Documents on behalf of the Partnership. The foregoing authorization shall not be construed as a limitation on the powers of Partnership or the General Partners to enter into other agreements expressly permitted by this Agreement.

            SECTION 2.07. Treatment as Partnership. The Partnership shall not elect to be treated as a corporation for U.S. federal income tax purposes. The parties shall treat the Partnership as a partnership for U.S. federal income tax purposes and agree not to take any position inconsistent with such treatment.

                                  ARTICLE III

                         Capital Contributions; Partners

            SECTION 3.01. Initial Capital Contributions. (a) On the pricing date of the IPO, the Partners shall contribute to the Partnership such number of shares of Common Stock set forth opposite such Partner's name on Schedule A, in accordance with Section 2.04 of the Formation Agreement.

            (b) In return for such capital contributions, Interests shall be issued to the Partners. Schedule D indicates the amount of capital contributions attributable to Interests for each Partner.

            (c) No Partner shall be entitled to make additional capital contributions, withdraw capital or receive distributions except as specifically provided herein. No Partner shall have any obligation to the Partnership, to any other Partner or to any creditor of the Partnership to make any capital contribution, except as specifically contemplated in Section 3.01(a).

            SECTION 3.02. Admission of Partners. At the Effective Time, without the need for any further action of any Person, the Persons set forth on Schedule C attached hereto who have executed this Agreement shall be admitted as Partners, and each such Person shall be shown as such in the books and records of the Partnership. Following the Effective Time, no Person shall be admitted as a Partner (except in accordance with Section 9.02) and no additional Interests shall be issued.

                                   ARTICLE IV

                                     Reports

            SECTION 4.01. Reports to Partners. (a) The General Partners shall deliver a statement to each Partner of the balance of each Partner's Unreturned DreamWorks Capital (i) as soon as practicable after consummation of a Follow-on Offering (subject to revision in accordance with the first sentence of each of Section 7.01(a), Section 7.01(b) and Section 7.01(c)), (ii) within 80 days after the end of each Fiscal Year and (iii) within 30 days after the end of each of the first three quarters of each Fiscal Year.

            (b) The General Partners shall deliver a draft of the schedule required to be prepared pursuant to Section 7.01(a), Section 7.01(b) or Section 7.01(c), as applicable, to each Limited Partner for its review five Business Days prior to the pricing of the Follow-on Offering or conclusion of the Pricing Period, as applicable, and a draft of the schedule required to be prepared pursuant to Section 7.04 to each Limited Partner for its review five Business Days prior to the end of the 20-trading day period used to determine the Mandatory Distribution Price. Such draft schedule shall be prepared based on, as applicable, the mid-point of the price range for the applicable offering (or, if such mid-point price shall not exist, then a good faith estimate by the underwriters for such offering of the price per share for the applicable offering) or the Pricing Period Price as calculated from the beginning of the Pricing Period to such day. If any of the Limited Partners have any objection to any such calculations, they shall give the General Partners notice thereof and the parties shall use reasonable efforts to resolve any such disputes prior to the pricing date for such offering or the end of the applicable Pricing Period.

            (c) As soon as practicable after the end of each Fiscal Year but in any event within 80 days after the end of each Fiscal Year, the Tax Matters Partner shall deliver to each Partner an Internal Revenue Service Schedule K-1 and all similar state, local or foreign forms, schedules or returns required by law to be provided to each Partner. For purposes of Sections 4.01(a), (c), (d) and (e), Section 4.02 and Section 4.03, (i) a "Partner" shall be deemed to include any Person that was a Partner at any time during the relevant taxable period or at the time of the relevant event, even if such Person is no longer a Partner at the time the relevant information is to be provided and (ii) the "Tax Matters Partner" means the Tax Matters Partner for the relevant taxable period or at the time of the relevant event, even if such Person is no longer the Tax Matters Partner at the time the relevant information is to be prepared.

            (d) As soon as practicable after consummation of a Follow-on Offering but in any event within 80 days after such consummation, the Tax Matters Partner shall deliver to each Participating Partner a statement of the Partnership taxable income or tax loss allocable to such Partner in connection with the Follow-on Offering.

            (e) As soon as practicable but within 80 days after the distribution of shares of Common Stock to a Partner, the Tax Matters Partner shall deliver to each

Partner that was distributed shares of Common Stock a statement of the tax basis (in the hands of the Partnership) of the shares of Common Stock distributed to such Partner.

            SECTION 4.02. Tax Returns. The Tax Matters Partner shall timely cause to be prepared all tax returns (including information returns) required to be filed by the Partnership.

            SECTION 4.03. Other Tax Information. The Partners shall cooperate with one another and the Tax Matters Partner (on behalf of the Partnership), and the Tax Matters Partner (on behalf of the Partnership) shall cooperate with each Partner, to provide all reasonable necessary financial and tax information and related analysis with respect to Partnership tax matters.

            SECTION 4.04. Fiscal Year. The fiscal year of the Partnership (the "Fiscal Year") shall be the 12-month (or shorter) period ending on December 31 of each year, unless otherwise determined by the General Partners.

                                   ARTICLE V

                  Adjusted DreamWorks Participation Percentages

            SECTION 5.01. General. As of the Effective Time, the Adjusted DreamWorks Participation Percentage of each Partner shall be as set forth below:

                                               Adjusted DreamWorks Participation
                  Partner                                 Percentage
                  -------                      ---------------------------------
         M&J K B                                            0.0723%
         M&J K                                              21.6963%
         DG-DW                                              21.7686%
         DW Lips                                            21.7686%
         DWI II                                             29.4173%
         Lee Entertainment, L.L.C.                          5.2769%
         Universal                                             0%

                                   ARTICLE VI

                                   Tax Matters

            SECTION 6.01. Identification, Sale and Distribution of Shares of Common Stock. (a) Each share of Common Stock held by the Partnership shall, for as long as such share is held by the Partnership, be associated with the Partner that contributed that share to the Partnership. The Partners acknowledge that shares contributed by different Partners may have different tax bases to the Partnership for U.S. federal income tax purposes.

            (b) If Common Stock is to be sold by the Partnership and the cash proceeds are to be distributed to one or more Partners, then, (i) to the extent possible and on a Partner by Partner basis, the particular shares of Common Stock that are sold shall be the shares associated with the Partner receiving such cash proceeds and (ii) to the extent that clause (i) applies, the Partnership shall identify the proceeds of the sale of each such share as being specifically distributed to the Partner with which such share is associated. To the extent that any Partner is to receive more cash proceeds than the total proceeds from the sale of all shares associated with such Partner, (x) the necessary additional shares that must be sold in order to pay such additional cash distribution to such Partner shall be taken pro rata from the shares (not then needed for sale or distribution to the Partners associated with such shares) that are associated with each of the other Partners and (y) the Partnership shall use the same method to identify the proceeds of any such stock sales as being distributed to the applicable Partner.

            (c) If shares of Common Stock are to be distributed by the Partnership to a Partner, then, to the extent possible, the particular shares distributed to any particular Partner shall be shares associated with such Partner. To the extent that any Partner is to receive more shares than the total number of shares associated with such Partner, the necessary additional shares that must be distributed to such Partner shall be taken, in the case of Universal, first from the shares associated with DWI II (to the extent not then needed for sale or distribution to DWI II) and then, in the case of any additional distribution to Universal or a distribution to any other Partner pro rata from the shares (not then needed for sale or distribution to the Partners associated with such shares) that are associated with each of the other Partners. For the avoidance of doubt, this paragraph (c) is not intended to affect the number of shares of Common Stock or cash to be distributed or allocated to any Partner in accordance with Article VII hereof.

            SECTION 6.02. Allocation of Tax Items; Tax Treatment of Certain Distributions. (a) Any gain or loss on any sale of Common Stock by the Partnership, and any selling expense associated with any such sale, shall be allocated to the Partner that is treated as receiving the cash proceeds of such sale in accordance with clauses (b)(ii) and (b)(y) of Section 6.01. The Partners acknowledge that such gain or loss may be allocable to a Partner other than the Partner associated with the shares that are sold.

            (b) Any other item of income, gain or loss of the Partnership shall be allocated in the discretion of the Tax Matters Partner in a manner consistent with which a Partner or Partners receive the economic benefit or detriment of such item.

            (c) A distribution of shares of Common Stock by the Partnership to Universal pursuant to this Agreement (other than a distribution of shares pursuant to Section 7.08) shall be treated by the Partnership as a distribution in liquidation of Universal's Interest and shall be reported by the Partnership as such under Section 732(b) of the Code.

            (d) The Partners agree that the allocations in clauses (a) and (b) best reflect their respective economic interests in the Partnership and agree that they shall not take any position inconsistent with such allocations, or with the treatment described in Section 6.02(c), except as otherwise required pursuant to a determination within the meaning of Section 1313(a)(1) of the Code.

            SECTION 6.03. Amounts Withheld. The Partnership, as directed by the Tax Matters Partner, is authorized to withhold from distributions, including any deemed distributions, or with respect to allocations, to the Partners and to pay over to any taxing authority any amounts that it reasonably determines may be required to be so withheld pursuant to any provisions of applicable law. All amounts so withheld with respect to any Partner shall be treated as amounts distributed to such Partner pursuant to this Agreement for all purposes and shall reduce on a dollar-for-dollar basis any amounts otherwise distributable to such Partner. The Partners will cooperate to minimize the amount of any withholding that would otherwise be required pursuant to this Section 6.03.

            SECTION 6.04. Tax Matters Partner. (a) DG-DW shall act as the "tax matters partner" of the Partnership within the meaning of Section 6231(a)(7) of the Code (the "Tax Matters Partner") and in any similar capacity under applicable state, local or foreign tax law. In the event of a Trigger Event with respect to DG-DW, M&J K B shall be the Tax Matters Partner.

            (b) The Tax Matters Partner shall serve as such with all powers granted to a tax matters partner under the Code, except as expressly provided in this Agreement. The Tax Matters Partner shall be entitled to make all decisions with respect to all tax matters of the Partnership consistent with this Agreement, including with respect to tax elections of the Partnership and the calculation and allocation of the taxable income or loss of the Partnership. All matters relating to all tax returns (including information returns) filed by the Partnership, including tax audits and related matters and controversies, shall be conducted by the Tax Matters Partner. For the avoidance of doubt, the Tax Matters Partner shall be bound by Section 6.01 and Section 6.02 and agrees that it will not take a position inconsistent with such provisions, except as otherwise required pursuant to a determination within the meaning of Section 1313(a)(1) of the Code.

                                  ARTICLE VII

                           Calculations; Distributions

            SECTION 7.01. Calculations. (a) On the date of the pricing of a Follow-on Offering, the General Partners on behalf of the Partnership shall prepare and deliver to each of the Partners a written schedule setting forth as of such date and prior to giving effect to such Follow-on Offering (x) the value of each Partner's Retained Shares (valued at the Net Offering Price in such Follow-on Offering in the case of shares representing the return of such Partner's Fifty Percent Return as of such time and valued at the Gross Offering Price in such Follow-on Offering in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital (if any) after crediting the value of such Partner's Retained Shares as set forth in Section 7.01(a)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess (valued at the Gross Offering Price in such Follow-on Offering) shall be set forth in such schedule and shall be referred to as such Partner's "7.01(a) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive after giving effect to Section 7.01(a)(y) if the Partnership were allocating all shares of Common Stock then held by the Partnership (prior to giving effect to such Follow-on Offering) pursuant to the following subparagraphs (excluding, for purposes of the calculations set forth in clauses (ii) and (iii) below, Universal as a Partner):

            (i) first, to each Partner a number of shares of Common Stock (valued at the Net Offering Price in such Follow-on Offering) having a value equal to such Partner's Fifty Percent Return as of such time (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Fifty Percent Return as of such time (in relation to the aggregate Fifty Percent Returns as of such time of all Partners));

            (ii) second, after giving effect to Section 7.01(a)(i), to each Partner a number of shares of Common Stock (valued at the Gross Offering Price in such Follow-on Offering) having a value equal to such Partner's Unreturned DreamWorks Capital (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Partners)); and

            (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their Adjusted DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(a) Additional Shares then the aggregate positive amount of 7.01(a) Additional Shares of all Partners shall be added to the total shares to be allocated under this Section 7.01(a)(iii), and such pro rata calculation under this Section 7.01(a)(iii) shall be made on such aggregate total amount and then each such Partner's positive number of 7.01(a) Additional Shares shall reduce (but not below zero) the number of shares that otherwise would have been allocated to such Partner under this Section 7.01(a)(iii).

            (b) On the date of the conclusion of a Pricing Period occurring after consummation of a Vulcan Triggered Follow-on Offering, if the Pricing Period Price is less than or equal to the Gross Offering Price realized in the Vulcan Triggered Follow-on Offering, the General Partners on behalf of the Partnership shall prepare and deliver to each of the Partners a written schedule as of such date setting forth (w) the value of each Participating Partner's Retained Shares that were sold in the Vulcan Triggered Follow-on Offering and any additional shares sold by the Partnership on behalf of such Partner, if any, pursuant to Section 7.02(b) (in each case valued at the Net Offering Price in such Follow-on Offering in the case of shares representing the return of such Participating Partner's Fifty Percent Return at the time of such Follow-on Offering and valued at the Gross Offering Price in such Follow-on Offering in the case of all other shares) and the value of any additional Retained Shares of such Partner that were not so sold (valued at the Pricing Period Price), (x) the value of each Non-Participating Partner's Retained Shares (valued at the Net Offering Price in the Follow-on Offering in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time and valued at the Pricing Period Price in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital (if any) after crediting the value of such Partner's Retained Shares and other shares sold by the Partnership on behalf of such Partner as set forth in Section 7.01(b)(w) or
Section 7.01(b)(x) above (as the case may be) and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess (valued at the Pricing Period Price) shall be set forth in such schedule and shall be referred to as such Partner's "7.01(b) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive after giving effect to Section 7.01(b)(y) if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs (excluding, for purposes of the calculations set forth in clauses (i), (ii) and (iii) below, Universal as a Partner or a Non-Participating Partner, as the case may be):

            (i) first, to each Non-Participating Partner, a number of shares of Common Stock (valued at the Pricing Period Price (except, in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time, the valuation price shall be the Net Offering Price in the Follow-on Offering) until each such Non-Participating Partner has a Returned Capital Ratio equal to the ratio of (x) the aggregate Returned DreamWorks Capital of all Participating Partners (other than Universal) to (y) the aggregate Initial DreamWorks Capital of all Participating Partners (other than Universal) (or if insufficient shares remain, then pro rata among all Non-Participating Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Non-Participating Partners));

            (ii) second, after giving effect to Section 7.01(b)(i), to each Partner, a number of shares of Common Stock (valued at the Pricing Period Price) having a value equal to such Partner's Unreturned DreamWorks Capital (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time); and

            (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their Adjusted DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(b) Additional Shares then the aggregate positive amount of 7.01(b) Additional Shares of all Partners shall be added to the total shares to be allocated under this Section 7.01(b)(iii), and such pro rata calculation under this Section 7.01(b)(iii) shall be made on such aggregate total amount and then each such Partner's positive number of 7.01(b) Additional Shares shall reduce (but not below zero) the number of shares that otherwise would have been allocated to such Partner under this Section 7.01(b)(iii).

            (c) On the date of the conclusion of a Pricing Period occurring after consummation of a Vulcan Triggered Follow-on Offering, if the Pricing Period Price exceeds the Gross Offering Price realized in the Vulcan Triggered Follow-on Offering, the General Partners on behalf of the Partnership shall prepare and deliver to each of the Partners a written schedule as of such date setting forth (w) the value of each Participating Partner's Retained Shares that were sold in such Follow-on Offering and any additional shares sold by the Partnership on behalf of such Partner, if any, pursuant to Section 7.02(b) (in each case valued at the Pricing Period Price multiplied by the Vulcan Discount in the case of shares representing the return of such Participating Partner's Fifty Percent Return at the time of such Follow-on Offering and valued at the Pricing Period Price in the case of all other shares) and the value of any additional Retained Shares of such Partner that were not so sold (valued at the Pricing Period Price), (x) the value of each Non-Participating Partner's (in the Vulcan Triggered Offering) Retained Shares (valued at the Pricing Period Price multiplied by the Vulcan Discount in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time and valued at the Pricing Period Price in the case of all other shares), (y) each Partner's Unreturned DreamWorks Capital (if any) after crediting the value of such Partner's Retained Shares and other shares sold by the Partnership on behalf of such Partner as set forth in
Section 7.01(c)(w) or Section 7.01(c)(x) above (as the case may be) and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital at such time, then the number of shares representing such excess (valued at the Pricing Period Price) shall be set forth in such schedule and shall be referred to as such Partner's "7.01(c) Additional Shares", and (z) the number of shares of Common Stock each Partner would receive after giving effect to Section 7.01(c)(y) if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to the following subparagraphs (excluding, for purposes of the calculations set forth in clauses (i), (ii) and (iii) below, Universal as a Partner or a Non-Participating Partner, as the case may be):

            (i) first, to each Non-Participating Partner, a number of shares of Common Stock (valued at the Pricing Period Price (reduced, in the case of shares representing the return of such Non-Participating Partner's Fifty Percent Return as of such time, by multiplying the Pricing Period Price by the Vulcan Discount)) until each such Non-Participating Partner has a Returned Capital Ratio equal to the ratio of (x) the aggregate Returned DreamWorks Capital of all Participating Partners (other than Universal) to
      (y) the aggregate Initial DreamWorks Capital of all Participating Partners (other than Universal) (or if insufficient shares remain, then pro rata among all Non-Participating Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time (in relation to the aggregate Unreturned DreamWorks Capital as of such time of all Non-Participating Partners));

            (ii) second, to each Partner, after giving effect to Section 7.01(c)(i), a number of shares of Common Stock (valued at the Pricing Period Price) having a value equal to such Partner's Unreturned DreamWorks Capital (or if insufficient shares remain, then pro rata among all Partners in proportion to, and to the extent of, their Unreturned DreamWorks Capital as of such time); and

            (iii) third, any remaining shares of Common Stock to each Partner, pro rata in accordance with their Adjusted DreamWorks Participation Percentages; provided, that if any Partner has a positive number of 7.01(c) Additional Shares then the aggregate positive amount of 7.01(c) Additional Shares of all Partners shall be added to the total shares to be allocated under this
      Section 7.01(c)(iii), and such pro rata calculation under this Section 7.01(c)(iii) shall be made on such aggregate total amount and then each such Partner's positive number of 7.01(c) Additional Shares shall reduce (but not below zero) the number of shares that otherwise would have been allocated to such Partner under this Section 7.01(c)(iii).

            SECTION 7.02. Transactions In the Event of a Follow-on Offering. In the event of a Follow-on Offering, after preparing the schedule required by
Section 7.01(a):

            (a) Immediately prior to consummation of such offering, the Partnership shall distribute to Universal in complete liquidation of its Interests the number of shares of Common Stock allocated to Universal under clause (i) of such schedule.

            (b) Each Participating Partner in such Follow-on Offering shall sell in such Follow-on Offering a sufficient number of such Partner's Retained Shares (valued at the Net Offering Price) (or, in the case of Universal, shares received pursuant to Section 7.02(a)) to cause a Satisfaction Event (with respect to such Participating Partner) plus any additional Retained Shares permitted to be sold in such offering; provided, that in the event the sale by such Participating Partner (other than Universal) of all of its Retained Shares in such Follow-on Offering would not cause a Satisfaction Event (with respect to such Participating Partner), then the Partnership shall also sell an additional number of shares of Common Stock (not to exceed the total number of shares allocated to such Participating Partner under clause (i) of such schedule) in such Follow-on Offering on behalf of such Participating Partner as necessary to cause a Satisfaction Event (with respect to such Participating Partner). Notwithstanding the foregoing, in no event shall the Partnership sell, on behalf of any such Participating Partner, any shares that were not associated with such Participating Partner (or with Universal) as set forth in Section 6.01 at the pricing date of the IPO, and if, as a result of the foregoing (or as a result of the Partnership not being permitted to sell any shares of such Partner's Pledged Common Stock as a result of the Pledge Agreement), there are insufficient shares available for sale by the Partnership on behalf of such Participating Partner to generate such Participating Partner's Fifty Percent Return, then, for purposes of determining whether a Follow-on Offering was of a sufficient size to be consummated by the Partnership, a Satisfaction Event shall be deemed to occur with respect to such Participating Partner at the point the maximum number of shares associated with such Participating Partner as set forth in Section 6.01 (and not constituting Pledged Common Stock) have been sold by the Partnership (and, in the case of a Vulcan Triggered Follow-on Offering, in such event, to the extent that the total number of shares allocated to all Partners under clause (i) of such schedule equals the total number of shares held by the Partnership, then all shares held by the Partnership and not sold in the Vulcan Triggered Follow-on Offering shall be permanently allocated as set forth on such schedule and there shall be no further Pricing Period or reallocation pursuant to Section 7.01(b) or Section 7.01(c)).

            (c) In the case of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering, (x) on the date of consummation of such Follow-on Offering (and the date of the closing of the exercise of any overallotment option relating to such offering, if any), the Partnership shall distribute to each Partner the net cash proceeds, if any, generated on behalf of such Partner pursuant to the proviso to the first sentence of Section 7.02(b) and (y) except as otherwise provided in Section 7.06(f) with respect to DWI II, upon the written request of any Partner from time to time, the Partnership shall distribute to such Partner a number of shares of Common Stock equal to the aggregate amount of shares of Common Stock allocated to such Partner pursuant to
Section 7.01(a)(z) less any such shares sold on behalf of such Partner in accordance with the proviso to the first sentence of Section 7.02(b) (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K B, M&J K and DG-DW, the SKG Minimum Ownership Shares) in exchange for a proportionate amount of Interests of such Partner.

            (d) In the case of a Vulcan Triggered Follow-on Offering, (x) on the date of consummation of such Vulcan Triggered Follow-on Offering (and the date of the closing of the exercise of any overallotment option relating to such offering, if any), the Partnership shall distribute to each Partner the net cash proceeds, if any, generated on behalf of such Partner pursuant to the proviso to the first sentence of Section 7.02(b) and (y) upon the conclusion of a Pricing Period, immediately after preparing the applicable schedule required by Section 7.01(b) or Section 7.01(c), except as otherwise provided in Section 7.06(e) with respect to DWI II, upon the written request of any Partner from time to time, the Partnership shall distribute to such Partner a number of shares of Common Stock equal to the aggregate amount of shares of Common Stock allocated to such Partner pursuant to Section 7.01(b)(z) or Section 7.01(c)(z) less any such shares sold on behalf of such Partner in accordance with the proviso to the first sentence of Section 7.02(b) (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K B, M&J K and DG-DW, the SKG Minimum Ownership Shares) in exchange for a proportionate amount of Interests of such Partner.

            SECTION 7.03. Transactions in the Event of a Universal Triggered Offering. In the event of a Universal Triggered Offering, immediately prior to consummation of such offering, the Partnership shall distribute to Universal the number of shares of Common Stock allocated to Universal in the schedule prepared pursuant to Section 7.01(a)(z)(i) as if such schedule were prepared for Universal on the date of the pricing of the Universal Triggered Offering (using the Net Offering Price in the Universal Triggered Offering where applicable).

            SECTION 7.04. Mandatory Share Distributions. (a) In the event that a Follow-on Offering has not been consummated prior to January 1, 2008 (July 1, 2008 in the event that a Universal Triggered Offering has been consummated), then at any time thereafter and prior to March 31, 2008 (September 30, 2008 in the event that a Universal Triggered Offering has been consummated), the General Partners and DWI II, acting together, shall cause the Mandatory Distribution Price to be determined (with the applicable 20-trading day period commencing on the date of notice from the General

Partners to the other Partners that such price is to be calculated). In addition, subject to the prior written consent of DWI II (which consent shall not be unreasonably withheld or delayed), on the second trading day (or such other date as agreed in writing by the General Partners and DWI II) prior to consummation of a merger, consolidation, share exchange, tender offer, sale of all or substantially all of the assets of the Company or reclassification or other reorganization involving the Company and, in each case, not constituting a Control Transaction (as defined in the Charter as in effect at consummation of the IPO) (a "Change in Control Transaction"), the General Partners shall cause the Mandatory Distribution Price to be determined (with the applicable 20-trading day period commencing on the 20th trading day immediately prior to such second trading day). In either case, upon the determination of the applicable Mandatory Distribution Price, the General Partners on behalf of the Partnership shall prepare and deliver to each of the Partners a written schedule as of such date of determination setting forth (x) the value of each Partner's Retained Shares (valued at the Mandatory Distribution Price), (y) each Partner's Unreturned DreamWorks Capital (if any) after crediting the value of such Partner's Retained Shares as set forth in Section 7.04(a)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital, then the number of shares representing such excess (valued at the Mandatory Redemption Price) shall be set forth in such schedule and shall be referred to as such Partner's "Mandatory Additional Shares", and (z) the number of shares of Common Stock each Partner would receive after giving effect to Section 7.04(a)(y) if the Partnership were allocating all shares of Common Stock then held by the Partnership pursuant to Section 7.01(a) (valuing such shares at the Mandatory Distribution Price and treating Mandatory Additional Shares as if they were 7.01(a) Additional Shares).

            (b) Subject to the prior written consent of DWI II (which consent shall not be unreasonably withheld or delayed), in the event of a Change in Control Transaction, immediately prior to consummation of a Change in Control Transaction, and in the event that a Follow-on Offering has not been consummated prior thereto, then on March 31, 2008 (September 30, 2008 in the event that a Universal Triggered Offering has been consummated), each Partner shall have the right to exchange its Interests for a number of shares of Common Stock equal to the aggregate amount allocated to such Partner in the schedule prepared in accordance with Section 7.04(a)(z) (other than, in the case of the Continuing Partners, the Continuing Partner Minimum Ownership Shares and, in the case of DW Lips, M&J K B, M&J K and DG-DW, the SKG Minimum Ownership Shares).

            SECTION 7.05. Vulcan GP Date. (a) At any time after the date (the "Commencement Date") that is six months after consummation of a Follow-on Offering or the date a Partner may exercise its exchange rights pursuant to
Section 7.04(b), DWI II may deliver written notice to each of the other Partners that it intends to assume the role of General Partner on the date specified in such notice (the "Vulcan GP Date"). Under no circumstances, however, shall the Vulcan GP Date be earlier than the fifth Business Day after the date of such notice or later than the date that is one month after the Commencement Date, and if no such written notice shall have been delivered prior to the date that is one month after the Commencement Date, then the Vulcan GP Date shall be deemed to occur on the date that is one month after the Commencement Date.

            (b) Upon exercise of DWI II's exchange rights under Section 7.06(e)(ii) or Section 7.06(f)(ii) (which become exercisable on the date that is six months after the Vulcan GP Date), or upon the written request of any other Continuing Partner at any time on or after the date that is six months after the Vulcan GP Date, the Partnership shall distribute to such Partner its Continuing Partner Minimum Ownership Shares in exchange for such Partner's equity interests in the Partnership, and such Continuing Partner shall have the right to withdraw from the Partnership at any time thereafter.

            (c) Immediately prior to the Vulcan GP Date, each of DW Lips, M&J K B, M&J K and DG-DW shall receive their respective SKG Minimum Ownership Shares and any other shares to which they are entitled in full redemption of their Interests, except to the extent such Partner delivers written notice to the General Partners electing not to be redeemed. Effective as of the Vulcan GP Date, DWI II shall become the General Partner. From and after the Vulcan GP Date, DWI II may admit, without the need for any further action or consent of any Person, one or more additional limited partners to the Partnership; provided, that such admission does not adversely affect in any way the rights or economic interests of any other Continuing Partner.

            SECTION 7.06. General Provisions. (a) For the avoidance of doubt, any distribution or exchange under this Agreement of shares of Common Stock to any Partner shall be made solely (x) in the form of Class B Stock to any of M&J K B, M&J K or DG-DW and (y) in the form of Class A Stock to each other Partner. References in this Article VII to M&J K B, M&J K, DG-DW and DWI II shall be deemed to include their permitted transferees. Immediately upon the Final Allocation, the Partnership shall convert all remaining shares of Common Stock held by the Partnership, other than shares allocated to M&J K B, M&J K or DG-DW, to Class A Stock.

            (b) To the extent practicable and in all cases consistent with this
Article VII and Article XI, and subject to Section 6.01(c), for purposes of any allocation of shares of Common Stock of the Partnership to the Partners under this Agreement (including for purposes of the calculations set forth in Sections 7.01(a)(z), 7.01(b)(z) and 7.01(c)(z)), the Partnership shall allocate shares of Common Stock in the following order of priority: first, shares of Common Stock that do not constitute Pledged Common Stock and, second, shares of Common Stock that constitute Pledged Common Stock (with the intent that the Pledged Common Stock shall be the final shares allocated and distributed under the applicable distribution provisions). In addition, if there are any Continuing Partner Minimum Ownership Shares with respect to any Partner, such shares shall be first, shares of Pledged Common Stock allocable to such Partner and, second, shares of Common Stock that do not constitute shares of Pledged Common Stock (not to exceed in the aggregate the number of Continuing Partner Minimum Ownership Shares).

            (c) No fractional share shall be issued upon the distribution of any share or shares of Common Stock under this Agreement. All shares of Common Stock (including fractions thereof) to be distributed hereunder at any time shall be aggregated for purposes of determining whether the distribution would result in the allocation or distribution of any fractional share. If, after such aggregation, the applicable calculations in Section 7.01 would result in the allocation or distribution of a fraction of a share of

Common Stock, the Partnership shall, in lieu of distributing or causing the Company to issue any fractional share, round that fraction of a share up or down as reasonably determined by the General Partners.

            (d) Except as expressly provided in this Article VII or Article XI, the General Partners shall not cause the Partnership to make any distributions.

            (e) From and after the date on which a Vulcan Triggered Follow-on Offering shall be consummated, DWI II shall have the right to exchange its equity interest in the Partnership for a number of shares of Common Stock (including Pledged Common Stock) allocable to DWI II under Section 7.01(b) or
Section 7.01(c) (as applicable); provided, that the exercisability of such exchange right shall vest in two parts, (i) first, with respect to the number of shares of Common Stock equal to (A) the number of shares of Common Stock (including Pledged Common Stock) allocable to DWI II under Section 7.01(b) or
Section 7.01(c) (as applicable) minus (B) the number of shares of Common Stock represented by DWI II's Continuing Partner Minimum Ownership Shares, upon the conclusion of the Pricing Period in connection with such Vulcan Triggered Follow-on Offering and (ii) second, with respect to the number of shares of Common Stock represented by DWI II's Continuing Partner Minimum Ownership Shares, upon the date that is six months after the Vulcan GP Date. DWI II shall tender to the Partnership (x) upon the exercise described in clause (i) above, a fraction of DWI II's equity interest in the Partnership equal to the quotient of
(A) the number of shares of Common Stock issuable upon such exercise divided by
(B) the number of shares of Common Stock equal to the number in clause (i)(A) above; and (y) upon the exercise described in clause (ii) above, DWI II's remaining equity interest in the Partnership. DWI II shall have no rights, and the Partnership shall have no obligations to DWI II, to make distributions of shares of Common Stock to DWI II pursuant to Section 7.02(d) in respect of a given Pricing Period other than pursuant to the exchange rights set forth in this Section 7.06(e). For the avoidance of doubt, this Section 7.06(e) shall not give DWI II any priority over other Partners with respect to the timing or amount of distributions of shares of Common Stock pursuant to the other provisions of this Article VII and shall not relieve DWI II of its obligations under Section 7.05.

            (f) From and after the date on which a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering shall be consummated, DWI II shall have the right to exchange its equity interest in the Partnership for a number of shares of Common Stock (including Pledged Common Stock) allocable to DWI II under Section 7.01(a)(z); provided, that the exercisability of such exchange right shall vest in two parts, (i) first, with respect to the number of shares of Common Stock equal to (A) the number of shares of Common Stock (including Pledged Common Stock) allocable to DWI II under Section 7.01(a) minus (B) the number of shares of Common Stock represented by DWI II's Continuing Partner Minimum Ownership Shares, upon the closing of a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering, as applicable (unless an over-allotment option shall have been granted to the underwriters of such Follow-on Offering, in which case DWI II may not exercise such portion of the foregoing exchange right under this clause (i) before the earlier of the closing or expiration of such over-allotment option) and (ii) second, with respect to the number of shares of Common Stock represented by DWI II's Continuing Partner Minimum Ownership Shares, upon the date that is six months after the Vulcan GP Date. If no JK/DG Triggered Follow-on Offering or Subsequent Follow-on Offering shall have occurred before January 1, 2008 (July 1, 2008, in the event that a Universal Triggered Offering shall have been consummated), then the Vulcan Subsequent Exchange Right shall expire immediately upon such date. DWI II shall tender to the Partnership (x) upon the exercise described in clause (i) above, a fraction of DWI II's equity interest in the Partnership equal to the quotient of
(A) the number of shares of Common Stock issuable upon such exercise divided by
(B) such number of shares of Common Stock allocable to DWI II under Section 7.01(a); and (y) upon the exercise described in clause (ii) above, DWI II's remaining equity interest in the Partnership. From and after the date on which a JK/DG Triggered Follow-on Offering or a Subsequent Follow-on Offering shall be consummated, DWI II shall have no rights, and the Partnership shall have no obligations to DWI II to distribute Common Stock, in each case pursuant to
Section 7.02(d), unless such exchange right set forth in this Section 7.06(f) shall have expired without first having become exercisable. For the avoidance of doubt, this Section 7.06(f) shall not give DWI II any priority over other Partners with respect to the timing or amount of distributions of shares of Common Stock pursuant to the other provisions of this Article VII and shall not relieve DWI II of its obligations under Section 7.05.

            (g) At or prior to the time of the distribution of any shares of Pledged Common Stock to any Partner pursuant to this Article VII, and as a condition to such distribution, to the extent not previously executed and delivered, such Partner shall execute a pledge agreement in substantially the form of the Pledge Agreement relating to the number of such shares of Pledged Common Stock so distributed, and the identical number of shares of Pledged Common Stock secured by the Pledge Agreement shall simultaneously be decreased by the number of shares of Pledged Common Stock distributed to such Partner.

            SECTION 7.07. No Set-Off. The General Partners shall not have any right to off-set or set-off any payment due to any Partner pursuant to this Agreement against any other payment to be made by such Partner pursuant to this Agreement, any of the Transaction Documents or otherwise.

            SECTION 7.08. Sample Calculations. Attached hereto as Schedule E are illustrative calculations of the amounts allocable to the Partners under this
Article VII under various assumptions set forth therein. The Partnership shall calculate the amounts allocable to the Partners under this Article VII in a manner consistent with the provisions hereof as illustrated by such illustrative calculations. All schedules delivered to the Partners under this Article VII shall be no less detailed than the schedules attached hereto as Schedule E.

                                  ARTICLE VIII

                          Management of the Partnership

            SECTION 8.01. General Partners. (a) Subject to the terms of this Agreement, the business and affairs of the Partnership shall be managed exclusively by the General Partners and the tax matters of the Partnership shall be managed exclusively by the Tax Matters Partner, in each case, in a manner consistent with this Agreement, without the need for, except as set forth in
Section 2.06 and Section 8.04 and except in the case of a Vulcan Triggered Follow-on Offering, a Subsequent Follow-on Offering, a Universal Triggered Offering or as provided in Section 7.04, any consent or approval of any other Partner. Subject to Section 8.02 and the terms of this Agreement, the General Partners shall have the exclusive power and authority, on behalf of the Partnership, to effect allocations and distributions in accordance with Article VII and to take any action of any kind not inconsistent with this Agreement and to do anything and everything they deem necessary or appropriate to carry on the business and purposes of the Partnership in a manner consistent with this Agreement, including taking all actions permitted or required under the Formation Agreement. Except as expressly provided herein, the General Partners shall act jointly in all matters. No other Partner shall participate in the management and control of the business of the Partnership, and in no event shall any Partner other than the General Partners have any authority to bind the Partnership for any purpose. No other Partner or Partners shall have any right to remove or replace one or more of the General Partners, except in the case of any act or omission that constitutes fraud, bad faith or willful misconduct of a General Partner, as finally determined by a judgment of a court of competent jurisdiction which judgment is final and nonappealable, in which case such General Partner may be removed by Partners owning a majority-in-interest of the Interests then outstanding (based upon their Adjusted DreamWorks Participation Percentages). Persons dealing with the Partnership are entitled to rely conclusively upon the power and authority of the General Partners.

            (b) The General Partners are, to the extent of their rights and powers set forth in this Agreement, agents of the Partnership for the purpose of the Partnership's business, and the actions of the General Partners taken in accordance with such rights and powers shall bind the Partnership.

            SECTION 8.02. Voting of Contributed Stock. The General Partners shall exercise voting control over all shares of Contributed Stock and shall vote (or act by written consent) with respect to all such shares as they deem appropriate in their sole discretion; provided, that any such vote relating to a matter addressed in the Class B Stockholder Agreement or the Vulcan Stockholder Agreement shall be in accordance with the Class B Stockholder Agreement or the Vulcan Stockholder Agreement, as applicable.

            SECTION 8.03. Substitute General Partner. Upon the occurrence of a Trigger Event with respect to a General Partner at any time prior to the Vulcan GP Date, then such General Partner shall immediately cease to be a General Partner and shall no longer have any right or authority to act on behalf of the Partnership as a General Partner.

In such event, such General Partner shall be treated for all purposes as a Limited Partner and the remaining General Partner shall be the sole General Partner. In the event of Trigger Events with respect both of the initial General Partners, then DWI II shall, without any further action on the part of the Partners or the Partnership, become the sole General Partner and concurrently therewith, the Partnership shall convert all shares of Common Stock held by the Partnership to Class A Stock and shall continue without dissolution.

            SECTION 8.04. Restrictions on Activities. Notwithstanding any other provision of this Agreement (except the third sentence of Section 2.06), the General Partners shall not, without the prior written consent of each of the other Partners, cause or permit the Partnership to do any of the following: (i) engage in any business or activity other than those expressly set forth in
Section 2.06; (ii) incur any indebtedness or assume or guarantee, or otherwise provide credit support directly or indirectly for, any indebtedness or obligation of any other Person; (iii) make a general assignment for the benefit of creditors; (iv) file a petition commencing a voluntary Bankruptcy case; (v) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (vi) file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution (to the fullest extent permitted by law) or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of it or of its assets or any substantial portion thereof; (vii) seek, consent to or acquiesce in the appointment of a trustee, receiver or liquidator of it or of all or any substantial part of its assets; (viii) consolidate or merge with or into any other Person or convey or transfer any shares of Common Stock, cash or other property of the Partnership to any Person except in accordance with the terms of the Transaction Documents; (ix) amend the certificate of limited partnership, or take action in furtherance of any such action; (x) except as expressly contemplated in the Transaction Documents, purchase or otherwise acquire any equity interest of any class in any Person; (xi) take any act that would subject any Partner to personal liability for the debts, liabilities or obligations of the Partnership; (xii) take any act in contravention of any of the Transaction Documents; (xiii) enter into any contract or arrangement whereby any General Partner, Principal or any of their respective Affiliates would receive any fee or other compensation from the Partnership or its assets in connection with the management of the Partnership or otherwise (it being understood that the General Partners and any successor General Partners are providing services to the Partnership pursuant to this Agreement on a no-fee basis); (xiv) exercise any demand or piggy-back registration rights under the Registration Rights Agreement that would not result in a Satisfaction Event with respect to the applicable Participating Partners (or, if such offering would not result in a Satisfaction Event, fail to request that the Company withdraw any registration statement of the Company in which the Partnership was the Requesting Holder (as defined in the Registration Rights Agreement) or otherwise remove all securities of the Partnership and the Partners requested to be included in any registration statement of the Company); (xv) request that the Company withdraw any registration statement of the Company in which the Partnership was the Requesting Holder or otherwise remove any securities of the Partnership and the Partners requested to be included in any registration statement of the Company, in each case unless such offering would not result in a Satisfaction Event; (xvi) settle or compromise any material litigation involving the Partnership or any of its property; (xvii) dissolve the Partnership, other than as provided in Section 11.01; or (xviii) except as expressly contemplated in the Transaction Documents, directly or indirectly Transfer, pledge or otherwise encumber any shares of Common Stock held by the Partnership. In addition, no General Partner shall withdraw as a General Partner except as expressly permitted herein.

                                   ARTICLE IX

                             Transfers of Interests

            SECTION 9.01. Restrictions on Transfers. Without the prior written consent of the General Partners and DWI II, (a) no Partner shall directly or indirectly Transfer all or any part of its Interests, or any rights to receive capital, profits or distributions of the Partnership pursuant thereto, (b) except in the case of any Parent of Lee Entertainment, L.L.C. and any Parent of Universal, no Parent of any Partner shall Transfer any Equity Security or other interest in such Partner or any other Parent of such Partner, or the right to receive capital or profits of such Partner or such other Parent pursuant thereto and (c) except in the case of Universal and any Parent of Universal, no Partner or any Parent of such Partner (other than the Ultimate Parent) shall issue any Equity Security or other interest, and, in each case, any such Transfer or issuance by a Partner or its Parents shall be deemed a Transfer by such Partner of Interests in violation of this Agreement and a breach of this Agreement by such Partner. To the fullest extent permitted by law, any such Transfer in violation of this Agreement shall be null and void.

            SECTION 9.02. Admission of Transferees. A transferee of an Interest permitted under Section 9.01 shall be admitted to the Partnership as a partner of the Partnership upon (i) the prior written consent of the General Partners and DWI II (which consent of the General Partners and DWI II shall not be unreasonably withheld or delayed) and (ii) its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. If a Partner Transfers all of its Interest pursuant to Section 9.01, such admission shall be deemed effective immediately prior to such transfer and, immediately following such admission, the transferor Partner shall cease to be a partner of the Partnership.

            SECTION 9.03. Further Restrictions. Notwithstanding anything to the contrary in this Agreement, to the fullest extent permitted by law, any Transfer that would otherwise be permitted by this Agreement shall be null and void if
(a) such Transfer requires the registration of such Transferred Interest pursuant to any applicable Federal or state securities laws; (b) such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisers Act of 1940 or the Employee Retirement Income Security Act of 1974, each as amended; (c) such Transfer results in a violation of applicable laws to which the Partnership is subject; (d) such Transfer is made to any Person that lacks the legal right, power or capacity to own such Interest; (e) such Transfer would cause the assets of the Partnership to constitute "plan assets" under 29 C.F.R. Section 2510.3-101; or (f) such Transfer would cause the Partnership to be taxable as a corporation for U.S. federal income tax purposes.

                                    ARTICLE X

                      Limitation on Liability, Exculpation

            SECTION 10.01. Limitation on Liability. An obligation of the Partnership incurred while the Partnership is a Delaware limited liability limited partnership, whether arising in contract, tort or otherwise, is solely the obligation of the Partnership. A General Partner is not personally liable, directly or indirectly, by way of indemnification, contribution, assessment or otherwise, for such obligation solely by reason of being or so acting as a general partner of the Partnership. No Partner shall have any liability in any manner whatsoever for any debt, liability or other obligation of the Partnership, whether such debt, liability or other obligation arises in contract, tort or otherwise, under Section 17-303(a) of the Delaware Act. No Covered Person shall be obligated personally for any debt, obligation or liability of the Partnership. The foregoing Section 10.01 shall not alter each Partner's obligation to return funds wrongfully distributed to it if required to do so under the Delaware Act.

            SECTION 10.02. Exculpation of Covered Persons. (a) Except as expressly provided herein, and to the fullest extent permitted by law, no Covered Person shall be liable, including under any legal or equitable theory of fiduciary duty or other theory of liability, to the Partnership or to any other Covered Person for any losses, claims, damages or liabilities incurred by reason of any act or omission performed or omitted by such Covered Person except for any losses, claims, damages or liabilities arising from such Covered Person's fraud, bad faith or willful misconduct. Whenever in this Agreement a Covered Person is permitted or required to make decisions, such Covered Person shall make such decisions in good faith and shall not be subject to any other or different standard (including any legal or equitable standard of fiduciary or other duty) imposed by this Agreement or any relevant provisions of law or in equity or otherwise.

            (b) A Covered Person shall be fully protected in relying in good faith upon the records of the Partnership and upon such information, opinions, reports or statements presented to the Partnership or management by any Person as to matters the Covered Person reasonably believes are within such Person's professional or expert competence.

            SECTION 10.03. Indemnification. The Partnership shall, to the fullest extent permitted under the Delaware Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Partnership to provide broader indemnification rights than said law permitted the Partnership to provide prior to such amendment), indemnify and hold harmless any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, investigation or proceeding, whether civil, criminal or administrative and whether by or in the right of the Partnership, by reason of the fact that he or a Covered Person of whom he is the legal representative is or was an officer of the Partnership against all expenses, liability and loss (including reasonable attorneys' fees and judgments, fines or penalties and amounts paid or to be paid in settlement) incurred or suffered by him in connection therewith, except in a case where such expenses, liabilities or losses resulted from the fraud, bad faith or willful misconduct of such indemnified Person. The right to indemnification conferred in this Agreement shall be a contract right and shall include the right to be paid by the Partnership the expenses incurred in defending any such proceeding in advance of its final disposition upon receipt by the Partnership of an unsecured written promise by or on behalf of such Covered Person to repay such advances if a court of competent jurisdiction shall determine in a final, non-appealable judgment that such Covered Person is not entitled to be indemnified by the Partnership for such expenses, such advances to be paid by the Partnership within 20 days after the receipt by the Partnership of a statement or statements from the claimant requesting such advance or advances from time to time.

                                   ARTICLE XI

                           Dissolution and Termination

            SECTION 11.01. Dissolution. (a) Except as otherwise provided herein, no Partner shall withdraw from the Partnership and, to the fullest extent permitted by applicable law, no Partner shall take any action to dissolve, terminate or liquidate the Partnership or to require apportionment, appraisal or partition of the Partnership or any of its assets, or to file a bill for an accounting, except as specifically provided in this Agreement, and each Partner, to the fullest extent permitted by applicable law, hereby waives any rights to take any such actions (or have such actions taken on its behalf) under applicable law, including any right to petition a court for judicial dissolution under Section 17-802 of the Delaware Act. Notwithstanding any other provision of this Agreement, the Bankruptcy of a Partner shall not cause such Partner to cease to be a partner of the Partnership, and, upon the occurrence of such an event, the Partnership shall continue without dissolution.

            (b) The Partnership shall be dissolved and its business wound up upon the earliest to occur of any one of the following events:

            (i) the final distribution of all cash and all shares of Common Stock allocated in accordance with Article VII;

            (ii) the written agreement of all the Partners to dissolve the Partnership;

            (iii) the entry of a decree of judicial dissolution under Section 17-802 of the Delaware Act, in contravention of this Agreement;

            (iv) an event of withdrawal of a General Partner, unless at the time there is at least one other General Partner, including a successor General Partner selected in accordance with Article VII or 8.03 (such General Partner being hereby authorized to and shall continue the business of the Partnership without dissolution); and

            (v) the first time there are no Limited Partners, unless the Partnership is continued without dissolution in accordance with the Delaware Act.

            (c) Except as provided herein, the resignation, insolvency or dissolution of a Partner or the occurrence of any other event that terminates the continued membership of a Partner in the Partnership shall not in and of itself cause a dissolution of the Partnership.

            SECTION 11.02. Winding Up of the Partnership. (a) Upon dissolution, the Partnership's business shall be liquidated in an orderly manner. The General Partners shall be the liquidating trustees to wind up the affairs of the Partnership pursuant to this Agreement. If there shall be no General Partner, the remaining Partners owning at least a majority-in-interest of the Interests (based on Adjusted DreamWorks Participation Percentages) then outstanding may approve one or more liquidating trustees to act as the liquidating trustee in carrying out such liquidation. In performing their duties, the liquidating trustees are authorized to sell, distribute, exchange or otherwise dispose of the assets of the Partnership in accordance with the Delaware Act and in any reasonable manner that they shall determine to be in the best interest of the Partners.

            (b) In the event of any dissolution other than a dissolution under
Section 11.01(b)(i), the General Partners on behalf of the Partnership shall prepare and deliver to each of the Partners a written schedule as of the date of the applicable written agreement (in the case of a dissolution under Section 11.01(b)(ii)) or the date of entry of the applicable decree (in the case of a dissolution under Section 11.01(b)(iii)) or the date of the event of withdrawal of a General Partner (in the case of a dissolution under Section 11.01(b)(iv)) or the first date on which there are no Limited Partners (in the case of a dissolution under Section 11.01(b)(v)) setting forth (x) the value of each Partner's Retained Shares (valued at their Fair Market Value as of such applicable date) and (y) each Partner's Unreturned DreamWorks Capital (if any) after crediting the value of such Partner's Retained Shares as set forth in
Section 11.02(b)(x) above and, if the amount of such credit exceeds such Partner's Unreturned DreamWorks Capital, then the number of shares representing such excess (valued at such Fair Market Value) shall be set forth in such schedule and shall be referred to as such Partner's "Dissolution Additional Shares". In the event of any dissolution (other than a dissolution under Section 11.01(b)(i)), the proceeds of the liquidation of the Partnership shall be distributed in the following order and priority, after giving effect to Section 11.02(b)(y):

            (i) first, to the creditors (including any Partners or their respective Affiliates that are creditors) of the Partnership, to the extent otherwise permitted by law, in satisfaction of all of the Partnership's liabilities (whether by payment or by making reasonable provision for payment thereof, including the setting up of any reserves which are, in the judgment of the liquidating trustee, reasonably necessary therefor);

            (ii) second, to the extent such dissolution is not a dissolution under Section 11.01(b)(i), to the Partners pro rata and in proportion to and to the extent of their respective Fifty Percent Return as of such time (with shares of Common Stock being distributed in kind and valued at their Fair Market Value as of the date of the applicable written agreement (in the case of a dissolution under Section 11.01(b)(ii)) or the date of entry of the applicable decree (in the case of a dissolution under Section 11.01(b)(iii)) or the date of the event of withdrawal of a General Partner (in the case of a dissolution under Section 11.01(b)(iv)) or the first date on which there are no Limited Partners (in the case of a dissolution under Section 11.01(b)(v)));

            (iii) third, to the extent such dissolution is not a dissolution under Section 11.01(b)(i), to the Partners pro rata in proportion to and to the extent of their respective Unreturned DreamWorks Capital (with shares of Common Stock being distributed in kind and valued at their Fair Market Value as of the date of the applicable written agreement (in the case of a dissolution under Section 11.01(b)(ii)) or the date of entry of the applicable decree (in the case of a dissolution under Section 11.01(b)(iii)) or the date of the event of withdrawal of a General Partner (in the case of a dissolution under Section 11.01(b)(iv)) or the first date on which there are no Limited Partners (in the case of a dissolution under Section 11.01(b)(v))); and

            (iv) fourth, to the extent such dissolution is not a dissolution under Section 11.01(b)(i), a distribution in kind of shares of Common Stock to the Partners pro rata in accordance with their Adjusted DreamWorks Participation Percentages; provided, that if any Partner has a positive number of Dissolution Additional Shares then the aggregate positive number of Dissolution Additional Shares shall be added to the total number of shares to be allocated under this Section 11.02(b)(iv), and such pro rata distribution under this Section 11.02(b)(iv) shall be made as if such aggregate total number of shares were available for distribution and as if each Partner had received a distribution of such Partner's Dissolution Additional Shares.

            SECTION 11.03. Claims of Partners. The Partners shall look solely to the Partnership's assets for the return of their capital contributions, and if the assets of the Partnership remaining after payment of or reasonable provision for the payment of all liabilities of the Partnership are insufficient to return such capital contributions, the Partners shall have no recourse against the Partnership or any Partner.

            SECTION 11.04. Termination. The Partnership shall terminate when all of the assets of the Partnership, after payment of or reasonable provision for the payment of all debts and liabilities of the Partnership, shall have been distributed to the Partners in the manner provided for in this Article XI and when permitted by this Agreement, and the certificate of limited partnership of the Partnership and the statement of qualification of the Partnership as a limited liability limited partnership shall be canceled in the manner required by the Delaware Act.

                                   ARTICLE XII

                                  Miscellaneous

            SECTION 12.01. Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given and received (a) on the date of delivery if delivered personally, or by facsimile upon confirmation of transmission by the sender's fax machine if sent on a Business Day (or otherwise on the next Business Day), (b) on the first Business Day following the date of dispatch if delivered by a recognized next-day courier service or (c) on the second Business Day following the date of dispatch if delivered by a recognized international courier service. All notices hereunder shall be delivered as set forth on Schedule C, or pursuant to such other instructions as may be designated in writing by the party to receive such notice

            SECTION 12.02. No Third Party Beneficiaries. Except as provided in
Article X, this Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto.

            SECTION 12.03. Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy consequent upon a breach of such or any other covenant, agreement, term or condition shall operate as a waiver of such or any other covenant, agreement, term or condition of this Agreement. Any Partner by notice given in accordance with Section 12.01 may, but shall not be under any obligation to, waive any of its rights or conditions to its obligations hereunder, or any duty, obligation or covenant of any other Partner. No waiver shall affect or alter the remainder of this Agreement but each and every covenant, agreement, term and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach. The rights and remedies provided by this Agreement are cumulative and the exercise of any one right or remedy by any party shall not preclude or waive its right to exercise any or all other rights or remedies.

            SECTION 12.04. Assignment; Amendments. (a) Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the Partners, in whole or in part (whether by operation of law or otherwise), directly or indirectly, without the prior written consent of the General Partners and DWI II, and, to the fullest extent permitted by law, any attempt to make any such assignment without such consent shall be null and void. Notwithstanding any provision of this Agreement to the contrary and without the need for any action or consent of any Person, any such transferee shall be deemed to be a Partner effective immediately upon notice thereof from the then General Partners to the Partnership. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Partners and their respective successors and assigns.

            (b) No amendment to this Agreement shall be effective unless it shall be signed in writing by each of the General Partners and Partners (including the General

Partners) owning at least a majority-in-interest of the Interests then outstanding (based upon their Adjusted DreamWorks Participation Percentages); provided, that no amendment to the second sentence of Section 2.06 shall be effective unless it shall be signed in writing by each Partner; provided further, that no amendment shall affect the rights or obligations of a Partner without the consent of such Partner.

            SECTION 12.05. Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection herewith, and no covenant, representation or condition not expressed in this Agreement shall affect, or be effective to interpret, change or restrict, the express provisions of this Agreement.

            SECTION 12.06. Headings. The titles of Articles and Sections of this Agreement are for convenience only and shall not be interpreted to limit or amplify the provisions of this Agreement.

            SECTION 12.07. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

            SECTION 12.08. Severability. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

            SECTION 12.09. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of law principles thereof.

            SECTION 12.10. Jurisdiction; Waivers. With respect to any suit, action or proceeding relating to this Agreement (collectively, a "Proceeding"), each Partner irrevocably (a) consents and submits to the exclusive jurisdiction of the courts of the States of New York and the Court of Chancery of the State of Delaware and any court of the United States located in the Borough of Manhattan in New York City; (b) waives, to the fullest extent permitted by law, any objection which such Partner may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have jurisdiction over such party; (c) consents, to the fullest extent permitted by law, to the service of process at the address set forth for notices in Section
12.01 herein; provided, that such manner of service of process shall not preclude the service of process in any other manner permitted under applicable law; and (d) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY PROCEEDING.

            SECTION 12.11. Enforcement. (a) Each party hereto acknowledges that the other parties would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of any of the other parties to this Agreement were not performed in accordance with its terms, and it is therefore agreed that each party hereto, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each party hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

            (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

            IN WITNESS WHEREOF, this Agreement has been duly executed by the parties as of the day and year first above written.



                                    M&J K DREAM LIMITED
                                    PARTNERSHIP,

                                    By   M&J K DREAM CORP.,
                                            General Partner
                                       By
                                           -------------------------------------
                                           Name: Jeffrey Katzenberg
                                           Title: President


                                    M&J K B PARTNERSHIP,

                                    By   M&J K DREAM CORP.,
                                            General Partner
                                       By
                                           -------------------------------------
                                           Name: Jeffrey Katzenberg
                                           Title: President


                                    DG-DW, L.P.,

                                    By   DG-DW, INC.,
                                            General Partner
                                       By
                                           -------------------------------------
                                           Name:
                                           Title:


                                    DW LIPS, L.P.,

                                    By   DW SUBS, INC.,
                                         General Partner
                                       By
                                           -------------------------------------
                                           Name:
                                           Title:

                                    DW INVESTMENT II, INC.,

                                       By
                                           -------------------------------------
                                           Name:
                                           Title:


                                    LEE ENTERTAINMENT, L.L.C.,

                                       By
                                           -------------------------------------
                                           Name:
                                           Title:


                                    VIVENDI UNIVERSAL ENTERTAINMENT LLLP,

                                       By
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                      SCHEDULE A


                                Contributed Stock



                                  Number of       Total        Retained
                    Number of     Shares of     Number of    Shares as of
                    Shares of      Pledged        Shares     the Pricing
Partner           Class B Stock  Common Stock  Contributed   Date of the IPO
-------           -------------  ------------  -----------   ---------------
M&J K B
M&J K
DG-DW
DW Lips
DWI II
Lee
  Entertainment,
  L.L.C.
Vivendi                               0                           0
  Universal
  Entertainment
  LLLP

                                                                      SCHEDULE B


                           Initial DreamWorks Capital


                                                                 50% of Initial
         Partner                Initial DreamWorks Capital     DreamWorks Capital
         -------                --------------------------     ------------------
M&J K B                                $ 32,212,261              $ 16,106,130.50
M&J K                                  $    101,962              $        50,981
DG-DW                                  $ 32,314,223              $ 16,157,111.50
DW Lips                                $ 32,314,223              $ 16,157,111.50
DWI II                                 $707,164,269              $353,582,134.50
Lee Entertainment, L.L.C               $111,835,731              $ 55,917,865.50
Vivendi Universal
  Entertainment LLLP                   $ 75,000,000                          n/a

                                                                      SCHEDULE C


                                    Partners


      1.    M&J K B Limited Partnership and M&J K Dream Limited Partnership

            Address for Notices:







      2.    DG-DW, L.P.

            Address for Notices:







      3.    DW Lips, L.P.

            Address for Notices:







      4.    DWI II

            Address for Notices:







      5.    Lee Entertainment, L.L.C.

            Address for Notices:

      6.    Vivendi Universal Entertainment LLLP

            Address for Notices:

                                                                      SCHEDULE D


                              Capital Contributions



                                                   Capital
               Partner                           Contribution
               -------                           ------------
M&J K B
M&J K
DG-DW
DW Lips
DWI II
Lee Entertainment, L.L.C.
Vivendi Universal Entertainment LLLP

                                                                      SCHEDULE E

                               Sample Calculations